Exhibit 10.1

Execution Version

FIRST AMENDMENT

This FIRST AMENDMENT (this “Amendment”) dated as of November 12, 2015 is among Baxalta Incorporated, a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and the undersigned financial institutions.

R E C I T A L S:

A. The Borrower, the Administrative Agent and various lenders are parties to a Credit Agreement dated as of July 1, 2015 (the “Credit Agreement”; capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement).

B. The Borrower, the Administrative Agent and the undersigned Banks have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Upon the effectiveness hereof pursuant to Section 3 below, the definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Change of Control” means the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) of fifty percent (50%) or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally; and

(b) no Event of Default or Unmatured Event of Default has occurred and is continuing.

3. Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent has received counterparts hereof signed by the Borrower, the Administrative Agent and the Majority Banks.

4. Miscellaneous.

(a) Except as specifically amended hereby, the Credit Agreement, the Notes and the other agreements, instruments and documents executed in connection therewith (collectively, the “Loan Documents”) shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

(d) The provisions of Sections 11.08 (Governing Law) and 11.11 (Execution in Counterparts) of the Credit Agreement are incorporated herein by reference as if set forth herein, mutatis mutandis.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BAXALTA INCORPORATED

By:	/s/ Todd Young
Name:	Todd Young
Title:	SVP and Treasurer

Signature page to Baxalta Incorporated First Amendment

JPMorgan Chase Bank, National Association,
as Administrative Agent and as a Bank

By	/s/ Lisa A. Whatley
	Name:	Lisa A. Whatley
	Title:	Managing Director

Signature page to Baxalta Incorporated First Amendment

Bank of America, N.A.

By	/s/ Joseph L. Corah
	Name:	Joseph L. Corah
	Title:	Director

Signature page to Baxalta Incorporated First Amendment

CITIBANK, N.A.

By	/s/ Laura Fogarty
	Name:	Laura Fogarty
	Title:	Vice President

Signature page to Baxalta Incorporated First Amendment

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

Signature page to Baxalta Incorporated First Amendment

GOLDMAN SACHS BANK USA

By	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

Signature page to Baxalta Incorporated First Amendment

UBS AG, Stamford Branch

By	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Associate Director

By	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

Signature page to Baxalta Incorporated First Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

Signature page to Baxalta Incorporated First Amendment

HSBC Bank USA, N.A.

By	/s/ Andrew Bicker
	Name:	Andrew Bicker
	Title:	Senior Vice President

Signature page to Baxalta Incorporated First Amendment

MIZUHO BANK (USA)

By	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Senior Vice President

Signature page to Baxalta Incorporated First Amendment

THE Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Jaime Johnson
	Name:	Jaime Johnson
	Title:	VP

Signature page to Baxalta Incorporated First Amendment

Bank of China, Chicago Branch

By	/s/ Xu Kefei
	Name:	Xu Kefei
	Title:	SVP & Branch Manager

Signature page to Baxalta Incorporated First Amendment